Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR SECOND QUARTER 2021

•Diluted EPS of $0.95; $0.94, as adjusted
•Operating margin of 41.4%; 43.4%, as adjusted
•Ending AUM of $96.2 billion; average AUM of $92.9 billion
•Net inflows of $2.6 billion

NEW YORK, NY, July 21, 2021—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended June 30, 2021.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020
U.S. GAAP
Revenue	$144,269	$125,747	$94,087
Expenses	$84,572	$73,809	$58,792
Operating income (loss)	$59,697	$51,938	$35,295
Non-operating income (loss)	$8,536	$4,953	$7,953
Net income attributable to common stockholders	$46,579	$48,852	$28,520
Diluted earnings per share	$0.95	$1.00	$0.59
Operating margin	41.4%	41.3%	37.5%

As Adjusted (1)
Net income attributable to common stockholders	$45,917	$38,629	$26,154
Diluted earnings per share	$0.94	$0.79	$0.54
Operating margin	43.4%	42.3%	37.7%
_________________________ (1)These amounts represent the company's as adjusted results. Please refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

U.S. GAAP
This section discusses the financial results of the company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the second quarter of 2021 was $144.3 million, an increase of $18.5 million, or 14.7% from $125.7 million for the first quarter of 2021. The change was primarily due to an increase in investment advisory and administration fees of $17.4 million resulting from higher average assets under management across all three investment vehicles, the recognition of $2.3 million of performance fees from certain institutional accounts and one additional day in the quarter. Changes to investment advisory and administration fee revenue by investment vehicle were as follows:
•Institutional account revenue increased $6.4 million to $37.4 million;
•Open-end fund revenue increased $9.1 million to $69.7 million; and
•Closed-end fund revenue increased $1.9 million to $27.3 million.
Expenses
Expenses for the second quarter of 2021 were $84.6 million, an increase of $10.8 million, or 14.6% from $73.8 million for the first quarter of 2021. The change was primarily due to:
•Higher employee compensation and benefits of $7.5 million, primarily due to higher incentive compensation of $4.4 million and higher accelerated vesting of certain restricted stock units of $1.6 million;
•An increase in distribution and services fees of $2.3 million, primarily due to higher average assets under management in U.S. open-end funds; and
•Higher general and administrative expenses of $1.1 million, primarily due to increased professional fees of $536,000, of which $260,000 was attributable to recruitment fees, and higher travel and entertainment expenses of $114,000.
Operating Margin
Operating margin was 41.4% for the second quarter of 2021, compared with 41.3% for the first quarter of 2021. Operating margin represents the ratio of operating income to revenue.
Non-operating Income (Loss)

(in thousands)	Three Months Ended
	June 30, 2021				March 31, 2021
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$817		$20	$837	$604		$12	$616
Gain (loss) from investments—net	7,778		—	7,778	4,485		74	4,559
Foreign currency gains (losses)—net	223		(302)	(79)	191		(413)	(222)
Total non-operating income (loss)	$8,818	(1)	$(282)	$8,536	$5,280	(1)	$(327)	$4,953
_________________________

(1) Seed investments included net income of $5.8 million and $3.6 million attributable to third-party interests for the three months ended June 30, 2021 and March 31, 2021, respectively.

Income Taxes
The effective tax rate for the second quarter of 2021 was 25.4%, compared with 8.4% for the first quarter of 2021. The effective tax rate for the second quarter of 2021 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign income taxes and limitations on the deductibility of executive compensation, partially offset by the cumulative effect of a change in the company’s estimated effective tax rate for the year. The effective tax rate for the first quarter of 2021 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign income taxes which were more than offset by discrete tax items, primarily related to the reversal of certain liabilities associated with unrecognized tax benefits and the appreciated value of the restricted stock units delivered in January 2021.
As Adjusted
This section discusses as adjusted results. Please refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.
Revenue
Revenue, as adjusted, for the second quarter of 2021 was $144.4 million, compared with $125.8 million for the first quarter of 2021.
Revenue, as adjusted, excluded the consolidation of certain of the company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the second quarter of 2021 were $81.8 million, compared with $72.6 million for the first quarter of 2021.
Expenses, as adjusted, excluded the following for both periods:
•The consolidation of certain of the company's seed investments; and
•Amounts related to the accelerated vesting of certain restricted stock units.
Operating Margin
Operating margin, as adjusted, for the second quarter of 2021 was 43.4%, compared with 42.3% for the first quarter of 2021.
Non-operating Income (Loss)
Non-operating loss, as adjusted, for the second quarter of 2021 was $120,000, compared with $118,000 for the first quarter of 2021.
Non-operating income (loss), as adjusted, excluded the following for both periods:
•Results from the company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
The effective tax rate, as adjusted, for the second quarter of 2021 was 26.5%, compared with 27.3% for the first quarter of 2021.
The effective tax rate, as adjusted, excluded the tax effects associated with items noted above, as well as discrete tax items for both periods.
Assets Under Management

(in millions)	As of
	June 30, 2021	March 31, 2021	% Change
By Investment Vehicle
Institutional accounts	$40,156	$36,538	9.9%
Open-end funds	43,532	38,623	12.7%
Closed-end funds	12,537	11,879	5.5%
Total	$96,225	$87,040	10.6%

By Investment Strategy
U.S. real estate	$41,865	$36,984	13.2%
Preferred securities	25,498	23,790	7.2%
Global/international real estate	18,220	16,421	11.0%
Global listed infrastructure	8,246	7,604	8.4%
Other	2,396	2,241	6.9%
Total	$96,225	$87,040	10.6%

Assets under management at June 30, 2021 were $96.2 billion, an increase of 10.6% from $87.0 billion at March 31, 2021. The increase was driven by net inflows of $2.6 billion and market appreciation of $7.4 billion, partially offset by distributions of $769 million.
Institutional Accounts
Assets under management in institutional accounts at June 30, 2021 were $40.2 billion, an increase of 9.9% from $36.5 billion at March 31, 2021. The change was primarily due to the following:
•Advisory:
◦Net inflows of $1.0 billion, including $443 million into U.S. real estate and $314 million into preferred securities; and
◦Market appreciation of $1.8 billion, including $797 million from global/international real estate and $668 million from U.S. real estate.
•Japan subadvisory:
◦Net outflows of $272 million, including $110 million from global/international real estate and $103 million from U.S. real estate;
◦Market appreciation of $1.2 billion, including $919 million from U.S. real estate; and
◦Distributions of $309 million, including $278 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $375 million, including $190 million from global/international real estate and $60 million from U.S. real estate; and
◦Market appreciation of $578 million, including $405 million from global/international real estate.

Open-end Funds
Assets under management in open-end funds at June 30, 2021 were $43.5 billion, an increase of 12.7% from $38.6 billion at March 31, 2021. The change was primarily due to the following:
•Net inflows of $2.1 billion, including $935 million into preferred securities, $588 million into U.S. real estate and $424 million into global/international real estate;
•Market appreciation of $3.1 billion, including $2.4 billion from U.S. real estate and $481 million from preferred securities; and
•Distributions of $312 million, including $165 million from preferred securities and $82 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at June 30, 2021 were $12.5 billion, an increase of 5.5% from $11.9 billion at March 31, 2021. The increase was due to net inflows of $103 million and market appreciation of $703 million, partially offset by distributions of $148 million.

Investment Performance at June 30, 2021

_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at June 30, 2021. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of June 30, 2021, cash, cash equivalents and seed investments were $185.6 million, compared with $124.3 million as of March 31, 2021. As of June 30, 2021, stockholders' equity was $225.9 million, compared with $189.2 million as of March 31, 2021. The company had no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 22, 2021 at 10:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing 800-954-0627 (U.S.) or +1-212-231-2918 (international); passcode: 21995654. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on July 22, 2021 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21995654. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "may," "should," "seeks," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2020 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2021	March 31, 2021	June 30, 2020	March 31, 2021	June 30, 2020
Revenue
Investment advisory and administration fees	$134,348	$116,921	$86,648
Distribution and service fees	9,199	8,272	6,930
Other	722	554	509
Total revenue	144,269	125,747	94,087	14.7%	53.3%
Expenses
Employee compensation and benefits	53,241	45,762	34,320
Distribution and service fees	18,848	16,506	12,518
General and administrative	11,466	10,374	10,726
Depreciation and amortization	1,017	1,167	1,228
Total expenses	84,572	73,809	58,792	14.6%	43.8%
Operating income (loss)	59,697	51,938	35,295	14.9%	69.1%
Non-operating income (loss)
Interest and dividend income—net	837	616	893
Gain (loss) from investments—net	7,778	4,559	7,317
Foreign currency gains (losses)—net	(79)	(222)	(257)
Total non-operating income (loss)	8,536	4,953	7,953	72.3%	7.3%
Income before provision for income taxes	68,233	56,891	43,248	19.9%	57.8%
Provision for income taxes	15,827	4,461	11,086
Net income	52,406	52,430	32,162	—%	62.9%
Less: Net (income) loss attributable to redeemable noncontrolling interests	(5,827)	(3,578)	(3,642)
Net income attributable to common stockholders	$46,579	$48,852	$28,520	(4.7%)	63.3%

Earnings per share attributable to common stockholders
Basic	$0.96	$1.01	$0.60	(4.9%)	61.8%
Diluted	$0.95	$1.00	$0.59	(5.1%)	62.1%

Dividends declared per share	$0.45	$0.45	$0.39	—%	15.4%

Weighted average shares outstanding
Basic	48,285	48,145	47,826
Diluted	48,951	48,709	48,572

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Six Months Ended
	June 30, 2021	June 30, 2020	% Change
Revenue
Investment advisory and administration fees	$251,269	$183,937
Distribution and service fees	17,471	14,713
Other	1,276	1,267
Total revenue	270,016	199,917	35.1%
Expenses
Employee compensation and benefits	99,003	72,937
Distribution and service fees	35,354	26,622
General and administrative	21,840	34,314
Depreciation and amortization	2,184	2,380
Total expenses	158,381	136,253	16.2%
Operating income (loss)	111,635	63,664	75.4%
Non-operating income (loss)
Interest and dividend income—net	1,453	2,042
Gain (loss) from investments—net	12,337	(14,710)
Foreign currency gains (losses)—net	(301)	778
Total non-operating income (loss)	13,489	(11,890)	*
Income before provision for income taxes	125,124	51,774	141.7%
Provision for income taxes	20,288	11,544
Net income	104,836	40,230	160.6%
Less: Net (income) loss attributable to redeemable noncontrolling interests	(9,405)	8,862
Net income attributable to common stockholders	$95,431	$49,092	94.4%

Earnings per share attributable to common stockholders
Basic	$1.98	$1.03	92.5%
Diluted	$1.95	$1.01	93.3%

Dividends declared per share	$0.90	$0.78	15.4%

Weighted average shares outstanding
Basic	48,216	47,739
Diluted	48,831	48,549
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	June 30, 2021	March 31, 2021	June 30, 2020	March 31, 2021	June 30, 2020
Institutional Accounts
Assets under management, beginning of period	$36,538	$33,255	$25,045
Inflows	1,826	2,335	1,904
Outflows	(1,454)	(748)	(523)
Net inflows (outflows)	372	1,587	1,381
Market appreciation (depreciation)	3,555	2,000	2,775
Distributions	(309)	(304)	(334)
Total increase (decrease)	3,618	3,283	3,822
Assets under management, end of period	$40,156	$36,538	$28,867	9.9%	39.1%
Percentage of total assets under management	41.7%	42.0%	43.5%
Average assets under management	$39,103	$34,622	$27,111	12.9%	44.2%

Open-end Funds
Assets under management, beginning of period	$38,623	$35,160	$24,561
Inflows	4,577	5,070	5,163
Outflows	(2,490)	(2,906)	(3,124)
Net inflows (outflows)	2,087	2,164	2,039
Market appreciation (depreciation)	3,134	1,537	2,898
Distributions	(312)	(238)	(577)
Total increase (decrease)	4,909	3,463	4,360
Assets under management, end of period	$43,532	$38,623	$28,921	12.7%	50.5%
Percentage of total assets under management	45.2%	44.4%	43.6%
Average assets under management	$41,469	$36,620	$26,799	13.2%	54.7%

Closed-end Funds
Assets under management, beginning of period	$11,879	$11,493	$7,763
Inflows	103	65	1
Outflows	—	—	—
Net inflows (outflows)	103	65	1
Market appreciation (depreciation)	703	469	903
Distributions	(148)	(148)	(128)
Total increase (decrease)	658	386	776
Assets under management, end of period	$12,537	$11,879	$8,539	5.5%	46.8%
Percentage of total assets under management	13.0%	13.6%	12.9%
Average assets under management	$12,372	$11,601	$8,322	6.6%	48.7%

Total
Assets under management, beginning of period	$87,040	$79,908	$57,369
Inflows	6,506	7,470	7,068
Outflows	(3,944)	(3,654)	(3,647)
Net inflows (outflows)	2,562	3,816	3,421
Market appreciation (depreciation)	7,392	4,006	6,576
Distributions	(769)	(690)	(1,039)
Total increase (decrease)	9,185	7,132	8,958
Assets under management, end of period	$96,225	$87,040	$66,327	10.6%	45.1%
Average assets under management	$92,944	$82,843	$62,232	12.2%	49.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Six Months Ended
	June 30, 2021	June 30, 2020	% Change
Institutional Accounts
Assets under management, beginning of period	$33,255	$31,813
Inflows	4,161	4,167
Outflows	(2,202)	(1,984)
Net inflows (outflows)	1,959	2,183
Market appreciation (depreciation)	5,555	(4,479)
Distributions	(613)	(650)
Total increase (decrease)	6,901	(2,946)
Assets under management, end of period	$40,156	$28,867	39.1%
Percentage of total assets under management	41.7%	43.5%
Average assets under management	$36,877	$28,524	29.3%

Open-end Funds
Assets under management, beginning of period	$35,160	$30,725
Inflows	9,647	9,540
Outflows	(5,396)	(7,434)
Net inflows (outflows)	4,251	2,106
Market appreciation (depreciation)	4,671	(3,106)
Distributions	(550)	(804)
Total increase (decrease)	8,372	(1,804)
Assets under management, end of period	$43,532	$28,921	50.5%
Percentage of total assets under management	45.2%	43.6%
Average assets under management	$39,064	$28,329	37.9%

Closed-end Funds
Assets under management, beginning of period	$11,493	$9,644
Inflows	168	404
Outflows	—	(88)
Net inflows (outflows)	168	316
Market appreciation (depreciation)	1,172	(1,165)
Distributions	(296)	(256)
Total increase (decrease)	1,044	(1,105)
Assets under management, end of period	$12,537	$8,539	46.8%
Percentage of total assets under management	13.0%	12.9%
Average assets under management	$11,989	$8,804	36.2%

Total
Assets under management, beginning of period	$79,908	$72,182
Inflows	13,976	14,111
Outflows	(7,598)	(9,506)
Net inflows (outflows)	6,378	4,605
Market appreciation (depreciation)	11,398	(8,750)
Distributions	(1,459)	(1,710)
Total increase (decrease)	16,317	(5,855)
Assets under management, end of period	$96,225	$66,327	45.1%
Average assets under management	$87,930	$65,657	33.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	June 30, 2021	March 31, 2021	June 30, 2020	March 31, 2021	June 30, 2020
Advisory
Assets under management, beginning of period	$20,279	$17,628	$13,048
Inflows	1,512	1,937	1,103
Outflows	(493)	(243)	(252)
Net inflows (outflows)	1,019	1,694	851
Market appreciation (depreciation)	1,817	957	1,352
Total increase (decrease)	2,836	2,651	2,203
Assets under management, end of period	$23,115	$20,279	$15,251	14.0%	51.6%
Percentage of institutional assets under management	57.6%	55.5%	52.8%
Average assets under management	$22,084	$18,900	$14,366	16.8%	53.7%

Japan Subadvisory
Assets under management, beginning of period	$9,924	$9,720	$7,792
Inflows	22	98	418
Outflows	(294)	(302)	(100)
Net inflows (outflows)	(272)	(204)	318
Market appreciation (depreciation)	1,160	712	960
Distributions	(309)	(304)	(334)
Total increase (decrease)	579	204	944
Assets under management, end of period	$10,503	$9,924	$8,736	5.8%	20.2%
Percentage of institutional assets under management	26.2%	27.2%	30.3%
Average assets under management	$10,306	$9,661	$8,128	6.7%	26.8%

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,335	$5,907	$4,205
Inflows	292	300	383
Outflows	(667)	(203)	(171)
Net inflows (outflows)	(375)	97	212
Market appreciation (depreciation)	578	331	463
Total increase (decrease)	203	428	675
Assets under management, end of period	$6,538	$6,335	$4,880	3.2%	34.0%
Percentage of institutional assets under management	16.3%	17.3%	16.9%
Average assets under management	$6,713	$6,061	$4,617	10.8%	45.4%

Total Institutional Accounts
Assets under management, beginning of period	$36,538	$33,255	$25,045
Inflows	1,826	2,335	1,904
Outflows	(1,454)	(748)	(523)
Net inflows (outflows)	372	1,587	1,381
Market appreciation (depreciation)	3,555	2,000	2,775
Distributions	(309)	(304)	(334)
Total increase (decrease)	3,618	3,283	3,822
Assets under management, end of period	$40,156	$36,538	$28,867	9.9%	39.1%
Average assets under management	$39,103	$34,622	$27,111	12.9%	44.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Six Months Ended
	June 30, 2021	June 30, 2020	% Change
Advisory
Assets under management, beginning of period	$17,628	$15,669
Inflows	3,449	2,537
Outflows	(736)	(989)
Net inflows (outflows)	2,713	1,548
Market appreciation (depreciation)	2,774	(1,966)
Total increase (decrease)	5,487	(418)
Assets under management, end of period	$23,115	$15,251	51.6%
Percentage of institutional assets under management	57.6%	52.8%
Average assets under management	$20,501	$14,601	40.4%

Japan Subadvisory
Assets under management, beginning of period	$9,720	$10,323
Inflows	120	976
Outflows	(596)	(378)
Net inflows (outflows)	(476)	598
Market appreciation (depreciation)	1,872	(1,535)
Distributions	(613)	(650)
Total increase (decrease)	783	(1,587)
Assets under management, end of period	$10,503	$8,736	20.2%
Percentage of institutional assets under management	26.2%	30.3%
Average assets under management	$9,985	$8,866	12.6%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,907	$5,821
Inflows	592	654
Outflows	(870)	(617)
Net inflows (outflows)	(278)	37
Market appreciation (depreciation)	909	(978)
Total increase (decrease)	631	(941)
Assets under management, end of period	$6,538	$4,880	34.0%
Percentage of institutional assets under management	16.3%	16.9%
Average assets under management	$6,391	$5,057	26.4%

Total Institutional Accounts
Assets under management, beginning of period	$33,255	$31,813
Inflows	4,161	4,167
Outflows	(2,202)	(1,984)
Net inflows (outflows)	1,959	2,183
Market appreciation (depreciation)	5,555	(4,479)
Distributions	(613)	(650)
Total increase (decrease)	6,901	(2,946)
Assets under management, end of period	$40,156	$28,867	39.1%
Average assets under management	$36,877	$28,524	29.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	June 30, 2021	March 31, 2021	June 30, 2020	March 31, 2021	June 30, 2020
U.S. Real Estate
Assets under management, beginning of period	$36,984	$32,827	$23,794
Inflows	2,592	3,126	3,596
Outflows	(1,723)	(1,391)	(1,522)
Net inflows (outflows)	869	1,735	2,074
Market appreciation (depreciation)	4,419	2,837	3,035
Distributions	(407)	(415)	(784)
Total increase (decrease)	4,881	4,157	4,325
Assets under management, end of period	$41,865	$36,984	$28,119	13.2%	48.9%
Percentage of total assets under management	43.5%	42.5%	42.4%
Average assets under management	$40,269	$34,512	$25,642	16.7%	57.0%

Preferred Securities
Assets under management, beginning of period	$23,790	$23,185	$14,872
Inflows	2,254	2,406	2,075
Outflows	(1,081)	(1,596)	(1,319)
Net inflows (outflows)	1,173	810	756
Market appreciation (depreciation)	750	2	1,653
Distributions	(215)	(207)	(165)
Transfers	—	—	—
Total increase (decrease)	1,708	605	2,244
Assets under management, end of period	$25,498	$23,790	$17,116	7.2%	49.0%
Percentage of total assets under management	26.5%	27.3%	25.8%
Average assets under management	$24,546	$23,526	$16,422	4.3%	49.5%

Global/International Real Estate
Assets under management, beginning of period	$16,421	$15,214	$11,005
Inflows	1,111	1,079	1,108
Outflows	(890)	(567)	(482)
Net inflows (outflows)	221	512	626
Market appreciation (depreciation)	1,664	709	1,059
Distributions	(86)	(14)	(31)
Total increase (decrease)	1,799	1,207	1,654
Assets under management, end of period	$18,220	$16,421	$12,659	11.0%	43.9%
Percentage of total assets under management	18.9%	18.9%	19.1%
Average assets under management	$17,697	$15,588	$11,799	13.5%	50.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	June 30, 2021	March 31, 2021	June 30, 2020	March 31, 2021	June 30, 2020
Global Listed Infrastructure
Assets under management, beginning of period	$7,604	$6,729	$6,175
Inflows	480	679	252
Outflows	(141)	(74)	(279)
Net inflows (outflows)	339	605	(27)
Market appreciation (depreciation)	355	315	670
Distributions	(52)	(45)	(50)
Total increase (decrease)	642	875	593
Assets under management, end of period	$8,246	$7,604	$6,768	8.4%	21.8%
Percentage of total assets under management	8.6%	8.7%	10.2%
Average assets under management	$8,051	$7,137	$6,763	12.8%	19.0%

Other
Assets under management, beginning of period	$2,241	$1,953	$1,523
Inflows	69	180	37
Outflows	(109)	(26)	(45)
Net inflows (outflows)	(40)	154	(8)
Market appreciation (depreciation)	204	143	159
Distributions	(9)	(9)	(9)
Total increase (decrease)	155	288	142
Assets under management, end of period	$2,396	$2,241	$1,665	6.9%	43.9%
Percentage of total assets under management	2.5%	2.6%	2.5%
Average assets under management	$2,381	$2,080	$1,606	14.5%	48.3%

Total
Assets under management, beginning of period	$87,040	$79,908	$57,369
Inflows	6,506	7,470	7,068
Outflows	(3,944)	(3,654)	(3,647)
Net inflows (outflows)	2,562	3,816	3,421
Market appreciation (depreciation)	7,392	4,006	6,576
Distributions	(769)	(690)	(1,039)
Total increase (decrease)	9,185	7,132	8,958
Assets under management, end of period	$96,225	$87,040	$66,327	10.6%	45.1%
Average assets under management	$92,944	$82,843	$62,232	12.2%	49.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Six Months Ended
	June 30, 2021	June 30, 2020	% Change
U.S. Real Estate
Assets under management, beginning of period	$32,827	$31,024
Inflows	5,718	6,083
Outflows	(3,114)	(3,453)
Net inflows (outflows)	2,604	2,630
Market appreciation (depreciation)	7,256	(4,342)
Distributions	(822)	(1,224)
Transfers	—	31
Total increase (decrease)	9,038	(2,905)
Assets under management, end of period	$41,865	$28,119	48.9%
Percentage of total assets under management	43.5%	42.4%
Average assets under management	$37,408	$27,595	35.6%

Preferred Securities
Assets under management, beginning of period	$23,185	$17,581
Inflows	4,660	4,531
Outflows	(2,677)	(3,895)
Net inflows (outflows)	1,983	636
Market appreciation (depreciation)	752	(742)
Distributions	(422)	(328)
Transfers	—	(31)
Total increase (decrease)	2,313	(465)
Assets under management, end of period	$25,498	$17,116	49.0%
Percentage of total assets under management	26.5%	25.8%
Average assets under management	$24,043	$16,856	42.6%

Global/International Real Estate
Assets under management, beginning of period	$15,214	$13,509
Inflows	2,190	2,855
Outflows	(1,457)	(1,380)
Net inflows (outflows)	733	1,475
Market appreciation (depreciation)	2,373	(2,286)
Distributions	(100)	(39)
Total increase (decrease)	3,006	(850)
Assets under management, end of period	$18,220	$12,659	43.9%
Percentage of total assets under management	18.9%	19.1%
Average assets under management	$16,660	$12,288	35.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Six Months Ended
	June 30, 2021	June 30, 2020	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$6,729	$8,076
Inflows	1,159	542
Outflows	(215)	(668)
Net inflows (outflows)	944	(126)
Market appreciation (depreciation)	670	(1,078)
Distributions	(97)	(104)
Total increase (decrease)	1,517	(1,308)
Assets under management, end of period	$8,246	$6,768	21.8%
Percentage of total assets under management	8.6%	10.2%
Average assets under management	$7,595	$7,189	5.6%

Other
Assets under management, beginning of period	$1,953	$1,992
Inflows	249	100
Outflows	(135)	(110)
Net inflows (outflows)	114	(10)
Market appreciation (depreciation)	347	(302)
Distributions	(18)	(15)
Total increase (decrease)	443	(327)
Assets under management, end of period	$2,396	$1,665	43.9%
Percentage of total assets under management	2.5%	2.5%
Average assets under management	$2,224	$1,729	28.6%

Total
Assets under management, beginning of period	$79,908	$72,182
Inflows	13,976	14,111
Outflows	(7,598)	(9,506)
Net inflows (outflows)	6,378	4,605
Market appreciation (depreciation)	11,398	(8,750)
Distributions	(1,459)	(1,710)
Total increase (decrease)	16,317	(5,855)
Assets under management, end of period	$96,225	$66,327	45.1%
Average assets under management	$87,930	$65,657	33.9%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company's operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share

(in thousands, except per share data)	Three Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020
Net income attributable to common stockholders, U.S. GAAP	$46,579	$48,852	$28,520
Seed investments (1)	(2,752)	(1,512)	(3,885)
Accelerated vesting of restricted stock units	2,664	1,088	—
Foreign currency exchange (gains) losses—net (2)	162	209	(117)
Tax adjustments (3)	(736)	(10,008)	1,636
Net income attributable to common stockholders, as adjusted	$45,917	$38,629	$26,154

Diluted weighted average shares outstanding	48,951	48,709	48,572
Diluted earnings per share, U.S. GAAP	$0.95	$1.00	$0.59
Seed investments	(0.06)	(0.03)	(0.08)
Accelerated vesting of restricted stock units	0.06	0.02	—
Foreign currency exchange (gains) losses—net	0.01	0.01	—	*
Tax adjustments	(0.02)	(0.21)	0.03
Diluted earnings per share, as adjusted	$0.94	$0.79	$0.54
_________________________

* Amounts round to less than $0.01 per share.
(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(3)Tax adjustments are summarized in the following table:

Discrete tax items	$(10)	$(10,239)	$13
Tax effect of adjustments included above	(726)	231	1,623
Total tax adjustments	$(736)	$(10,008)	$1,636

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income (Loss) and Operating Margin

(in thousands, except percentages)	Three Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020
Revenue, U.S. GAAP	$144,269	$125,747	$94,087
Seed investments (1)	105	94	(60)
Revenue, as adjusted	$144,374	$125,841	$94,027

Expenses, U.S. GAAP	$84,572	$73,809	$58,792
Seed investments (1)	(134)	(96)	(229)
Accelerated vesting of restricted stock units	(2,664)	(1,088)	—
Expenses, as adjusted	$81,774	$72,625	$58,563

Operating income, U.S. GAAP	$59,697	$51,938	$35,295
Seed investments (1)	239	190	169
Accelerated vesting of restricted stock units	2,664	1,088	—
Operating income, as adjusted	$62,600	$53,216	$35,464

Operating margin, U.S. GAAP	41.4%	41.3%	37.5%
Operating margin, as adjusted	43.4%	42.3%	37.7%
__________________________ (1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020
Non-operating income (loss), U.S. GAAP	$8,536	$4,953	$7,953
Seed investments (1)	(8,818)	(5,280)	(7,696)
Foreign currency exchange (gains) losses—net (2)	162	209	(117)
Non-operating income (loss), as adjusted	$(120)	$(118)	$140
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.